INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
8. INCOME TAXES

The Company computes income taxes using the asset and liability approach. The Company currently has no issue that creates timing differences that would mandate a deferred tax expense. Due to the uncertainty as to the utilization of net operating loss carryforwards, a valuation allowance has been made to the extent of any tax benefit that net operating losses may generate. No provision for income tax has been recorded for the years ended December 31, 2016 and December 31, 2015 due to the Company’s net operating loss carryforward from prior years.

During 2015, the Company was entitled to refundable SRED tax credits for qualifying research and development activities performed in Canada. The Company recognizes the benefit of its SRED tax credits when there is reasonable assurance that they will be realized. SRED tax credits subsequent to December 31, 2015 are no longer refundable, however, are accounted as a credit against future taxes owing. During the year ended December 31, 2015, the Company claimed $104,782 of SRED tax credits.

The Company has net operating losses totaling CDN$1,130,809 (2015 - CDN$491,372) that can be carried forward over 20 years.

Deferred Income Taxes

Deferred income taxes primarily represent the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The components of the Company’s deferred taxes are as follows:

	2016	2015
Deferred tax assets (liabilities):
Net operating loss carryforward	$175,275	$76,162
Total deferred tax assets	175,275	76,162
Valuation Allowance	(175,275)	(76,162)
Net Deferred tax assets	$-	$-